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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

                        --------------------------------

                             JDN Realty Corporation
             (Exact name of registrant as Specified in its Charter)


            Maryland                 1-12844              58-1468053
         (State or Other     (Commission File Number)   (IRS Employer
          Jurisdiction of                                Identification
          Incorporation)                                 Number)


         359 East Paces Ferry Road
         Suite 400
         Atlanta, Georgia                                    30305
         (Address of principal executive offices)          (Zip Code)


                                 (404) 262-3252
              (Registrant's telephone number, including Area Code)

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Item 5.  OTHER EVENTS

         On February 5, 2002, JDN Realty Corporation announced that it is continuing to review its various strategic and financing alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               Number             Description
               ------             -----------
               99.1               Press release dated February 5, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JDN REALTY CORPORATION

                              By:   /s/ John D. Harris, Jr.
                                    --------------------------------------
                                    John D. Harris, Jr.
                                    Chief Financial Officer

Date: February 5, 2002
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